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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 21, 2000




                                MGI PHARMA, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


          Minnesota                      0-10736                41-1364647
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(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)



          6300 West Old Shakopee Road, Suite 110, Bloomington, MN 55438
          -------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 346-4700
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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         This amendment is being filed to revise Item 7 in the Current Report on
Form 8-K filed December 1, 2000, to include the financial statements and pro forma financial information required by paragraphs (a) and (b) of Item 7 which were omitted from the Current Report as initially filed in accordance with paragraph (a)(4) of Item 7.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The following are hereby filed as Exhibit 99.1 hereto:

                  Report of Independent Auditors dated February 5, 2001.

                  Statement of Assets Acquired and Liabilities Assumed as of September 30, 2000.

                  Statement of Direct Revenues and Direct Expenses for the nine months ended September 30, 2000.

                  Notes to Financial Statements.

         (b)      Pro Forma Financial Information

                  The following are hereby filed as Exhibit 99.2 hereto:

                  Unaudited Pro Forma Financial Statements of MGI PHARMA, Inc. as of September 30, 2000.

                  Unaudited Pro Forma Statement of Operations for the nine months ended September 30, 2000

                  Notes to Unaudited Pro Forma Financial Statements.

         (c)      Exhibits

         2.1 Asset Purchase Agreement, dated as of October 26, 2000, by and between MedImmune Oncology, Inc. and MGI PHARMA, Inc. (Incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000).

         23.1     Consent of KPMG LLP.

         99.1 Independent Auditors' Report and Financial Statements of The Hexalen(R) Business of MedImmune, Inc.

         99.2     Unaudited Pro Forma Financial Statements of MGI PHARMA, Inc.

                                      -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


February 5, 2001                            MGI PHARMA, INC.



                                            By: /s/ William C. Brown
                                                --------------------------------
                                                William C. Brown
                                                Chief Financial Officer

                                      -3-
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                                INDEX TO EXHIBITS


         2.1 Asset Purchase Agreement, dated as of October 26, 2000, by and between MedImmune Oncology, Inc. and MGI PHARMA, Inc. (Incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000).

         23.1     Consent of KPMG LLP.

         99.1 Independent Auditors' Report and Financial Statements of The Hexalen(R) Business of MedImmune, Inc.

         99.2     Unaudited Pro Forma Financial Statements of MGI PHARMA, Inc.